UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 21, 2011

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting of Stockholders of Authentidate Holding Corp. (“Authentidate” or the “Company”) held on December 21, 2011 (the “Special Meeting”), the stockholders of the Company approved a Certificate of Amendment to the Company’s Amended Certificate of Incorporation (the “Certificate of Amendment”) to increase the number of authorized shares of common stock of the Company from 75,000,000 to 100,000,000 shares of common stock. The Company filed the Certificate of Amendment with the Secretary of State of Delaware on December 21, 2011 to implement the increase in its authorized number of shares of common stock. This description of the Certificate of Amendment is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Authentidate held a Special Meeting of Stockholders on December 21, 2011 in Berkeley Heights, New Jersey. The results of the matters voted on by the stockholders are set forth below. Only stockholders of record as of the close of business on November 16, 2011 were entitled to vote at the Special Meeting. As of the record date, 52,253,905 shares of common stock of the Company were entitled to vote at the Special Meeting. At the Special Meeting, 45,202,735 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum. Holders of Series C 15% Convertible Redeemable Preferred Stock were not entitled to vote shares of common stock issued to them in the private placement the Company consummated on October 13, 2010 or any shares of common stock received upon exercise of the warrants issued to them in such transaction (to the extent that any warrants are exercised prior to the Record Date) on Proposal 2, but such holders were entitled to vote such shares on the other proposals at the Special Meeting.

1. The stockholders voted to approve an amendment to our Amended Certificate of Incorporation to increase the number of shares of our common stock, par value $0.001 per share, authorized for issuance from 75,000,000 shares to 100,000,000 shares, by the following votes:

For	Against	Abstain	Broker Non-Votes
31,989,989	13,166,401	46,345	—

2. The stockholders did not approve the proposal for the conversion of the outstanding shares of Series C 15% Convertible Redeemable Preferred Stock and the full exercise of the warrants issued in our October 2010 private placement, by the following votes:

For	Against	Abstain	Broker Non-Votes
12,037,100	17,200,108	47,732	12,917,795

3. The stockholders voted to approve the proposal for the exercise in full of the common stock purchase warrants issued in our October 2011 financing by the following votes:

For	Against	Abstain	Broker Non-Votes
19,955,763	12,175,315	153,862	12,917,795

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended Certificate of Incorporation of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

	By:	/s/ O’Connell Benjamin
	Name:	O’Connell Benjamin
	Title:	Chief Executive Officer and President
Date: December 23, 2011

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended Certificate of Incorporation of the Company.

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